Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2016

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

November 2, 2016

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

This quarterly financial supplement reflects, for all periods presented, the retrospective adoption of a revised accounting standard related to the classification of certain debt issuance costs on Prudential Financial, Inc.’s consolidated balance sheet.

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Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2015		2016
2016	2015	Change		3Q	4Q	1Q	2Q	3Q

			Pre-tax adjusted operating income (loss) by division:
2,600	2,731	-5%	U.S. Retirement Solutions and Investment Management Division	732	776	712	870	1,018
118	685	-83%	U.S. Individual Life and Group Insurance Division	227	126	146	(201)	173
2,362	2,488	-5%	International Insurance Division	812	738	779	803	780
(1,140)	(855)	-33%	Corporate and other operations	(308)	(458)	(312)	(415)	(413)

3,940	5,049	-22%	Total pre-tax adjusted operating income	1,463	1,182	1,325	1,057	1,558
923	1,291	-29%	Income taxes, applicable to adjusted operating income	353	291	328	228	367

3,017	3,758	-20%	After-tax adjusted operating income	1,110	891	997	829	1,191

			Reconciling items:
1,347	1,775	-24%	Realized investment gains (losses), net, and related charges and adjustments	438	(196)	338	360	649
361	(365)	199%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(228)	(159)	216	108	37
(262)	295	-189%	Change in experience-rated contractholder liabilities due to asset value changes	258	138	(130)	(133)	1
			Divested businesses:
(74)	138	-154%	Closed Block division	108	(80)	(73)	(32)	31
76	(26)	392%	Other divested businesses	8	(40)	31	(11)	56
—	60	-100%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	2	(2)	25	(8)	(17)

1,448	1,877	-23%	Total reconciling items, before income taxes	586	(339)	407	284	757
377	671	-44%	Income taxes, not applicable to adjusted operating income	231	(181)	40	203	134

1,071	1,206	-11%	Total reconciling items, after income taxes	355	(158)	367	81	623

4,088	4,964	-18%	Income from continuing operations (after-tax) before equity in earnings of operating joint ventures	1,465	733	1,364	910	1,814
(4)	(57)	93%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	—	2	(28)	11	13

4,084	4,907	-17%	Income from continuing operations attributable to Prudential Financial, Inc.	1,465	735	1,336	921	1,827
42	65	-35%	Earnings attributable to noncontrolling interests	2	5	33	4	5

4,126	4,972	-17%	Income from continuing operations (after-tax)	1,467	740	1,369	925	1,832
—	—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

4,126	4,972	-17%	Net income	1,467	740	1,369	925	1,832
42	65	-35%	Less: Income attributable to noncontrolling interests	2	5	33	4	5

4,084	4,907	-17%	Net income attributable to Prudential Financial, Inc.	1,465	735	1,336	921	1,827

11.8%	15.7%		Operating Return on Average Equity (based on adjusted operating income) (1)	13.5%	10.7%	11.9%	9.8%	13.8%

(1)	Adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on income from continuing operations) is 13.1%, 7.1%, 11.7%, 6.9%, and 13.9% for the three months ended September 30, 2016, June, 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted):
6.67	8.09	After-tax adjusted operating income	2.40	1.94	2.18	1.84	2.66

		Reconciling items:
3.00	3.85	Realized investment gains (losses), net, and related charges and adjustments	0.95	(0.43)	0.75	0.80	1.46
0.80	(0.79)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.50)	(0.35)	0.48	0.24	0.08
(0.58)	0.64	Change in experience-rated contractholder liabilities due to asset value changes	0.56	0.30	(0.29)	(0.30)	—
		Divested businesses:
(0.16)	0.30	Closed Block division	0.23	(0.17)	(0.16)	(0.07)	0.07
0.17	(0.06)	Other divested businesses	0.02	(0.09)	0.07	(0.02)	0.13
(0.02)	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	—	(0.01)	—	(0.01)

3.21	3.92	Total reconciling items, before income taxes	1.25	(0.74)	0.84	0.65	1.73
0.86	1.45	Income taxes, not applicable to adjusted operating income	0.49	(0.40)	0.09	0.45	0.32

2.35	2.47	Total reconciling items, after income taxes	0.76	(0.34)	0.75	0.20	1.41

9.02	10.56	Income from continuing operations (after-tax) attributable to Prudential Financial, Inc.	3.16	1.60	2.93	2.04	4.07
—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

9.02	10.56	Net income attributable to Prudential Financial, Inc.	3.16	1.60	2.93	2.04	4.07

440.7	452.6	Weighted average number of outstanding Common shares (basic)	451.0	448.7	445.3	441.1	435.9
448.9	461.4	Weighted average number of outstanding Common shares (diluted)	459.7	457.5	453.2	449.3	444.3

13	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
35	37	After-tax adjusted operating income	12	8	11	9	15
46	48	Income from continuing operations (after-tax)	15	6	14	11	21

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,833	1,216	969	676	907
		Long-term debt	14,309	13,783	13,795	13,172	12,942
		Junior Subordinated Long-Term Debt	5,884	5,811	5,813	5,814	5,816

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	42,720	41,890	49,242	55,149	56,431
		Excluding accumulated other comprehensive income (2)	29,257	29,605	30,176	30,482	31,506
		Amount included above for foreign currency exchange rate remeasurement (3)	(4,034)	(3,747)	(3,628)	(3,509)	(3,327)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	33,291	33,352	33,804	33,991	34,833

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	93.87	92.39	109.66	123.77	128.37
		Excluding accumulated other comprehensive income (2)	64.32	65.32	67.36	68.65	71.95
		Amount included above for foreign currency exchange rate remeasurement (3)	(8.87)	(8.27)	(8.10)	(7.90)	(7.60)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	73.19	73.59	75.46	76.55	79.55

		Number of diluted shares at end of period (5)	454.9	453.2	448.0	444.0	437.9

		Common Stock Price Range (based on closing price):
81.65	91.68	High	91.68	87.69	79.84	79.71	81.65
58.00	74.22	Low	74.22	75.40	58.00	66.93	68.74
81.65	76.21	Close	76.21	81.41	72.22	71.34	81.65

		Common Stock market capitalization (1)	34,249	36,398	32,001	31,304	35,248

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income as of September 30, 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $90.85, and as of December 31, 2015 and March 31, June 30, and September 30, 2016 includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

OPERATIONS HIGHLIGHTS

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	380.9	389.1	403.6	418.8	445.9
		Retail customers	188.9	197.3	198.6	202.1	209.0
		General account	376.7	376.7	400.8	426.3	430.3

		Total Investment Management and Advisory Services	946.5	963.1	1,003.0	1,047.2	1,085.2
		Non-proprietary assets under management	178.2	175.5	167.0	169.8	176.4

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,124.7	1,138.6	1,170.0	1,217.0	1,261.6
		Managed by U.S. Individual Life and Group Insurance Division	24.2	24.1	25.1	25.7	24.8
		Managed by International Insurance Division	22.2	21.0	22.8	25.0	27.9

		Total assets under management	1,171.1	1,183.7	1,217.9	1,267.7	1,314.3
		Client assets under administration	163.1	163.2	170.5	171.7	177.0

		Total assets under management and administration	1,334.2	1,346.9	1,388.4	1,439.4	1,491.3

		Assets managed or administered for customers outside of the United States at end of period	263.4	270.5	297.5	324.6	335.4

		Distribution Representatives (1):
		Prudential Agents	2,922	2,903	2,969	2,987	3,031
		International Life Planners	7,509	7,592	7,608	7,551	7,667
		Gibraltar Life Consultants	8,593	8,805	8,781	8,734	8,790

52	52	Prudential Agent productivity ($ thousands)	57	68	47	54	56

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2015		2016
2016	2015	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
20,657	17,968	15%	Premiums	5,273	7,495	5,577	6,146	8,934
4,358	4,489	-3%	Policy charges and fee income	1,552	1,514	1,511	1,288	1,559
9,396	8,994	4%	Net investment income	3,015	2,964	3,017	3,087	3,292
3,743	3,934	-5%	Asset management fees, commissions and other income	1,238	1,272	1,187	1,291	1,265
38,154	35,385	8%	Total revenues	11,078	13,245	11,292	11,812	15,050

			Benefits and Expenses (1):
22,051	18,781	17%	Insurance and annuity benefits	5,640	7,917	5,984	6,813	9,254
2,753	2,706	2%	Interest credited to policyholders’ account balances	915	879	907	914	932
996	980	2%	Interest expense	339	322	325	357	314
(2,134)	(1,961)	-9%	Deferral of acquisition costs	(650)	(691)	(685)	(718)	(731)
1,204	1,188	1%	Amortization of acquisition costs	509	443	479	281	444
9,344	8,642	8%	General and administrative expenses	2,862	3,193	2,957	3,108	3,279

34,214	30,336	13%	Total benefits and expenses	9,615	12,063	9,967	10,755	13,492

3,940	5,049	-22%	Adjusted operating income before income taxes	1,463	1,182	1,325	1,057	1,558

			Reconciling items:
2,443	2,719	-10%	Realized investment gains (losses), net, and related adjustments	1,117	(461)	1,418	802	223
(1,096)	(944)	-16%	Related charges	(679)	265	(1,080)	(442)	426

1,347	1,775	-24%	Total realized investment gains (losses), net, and related charges and adjustments	438	(196)	338	360	649

361	(365)	199%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(228)	(159)	216	108	37
(262)	295	-189%	Change in experience-rated contractholder liabilities due to asset value changes	258	138	(130)	(133)	1
			Divested businesses:
(74)	138	-154%	Closed Block division	108	(80)	(73)	(32)	31
76	(26)	392%	Other divested businesses	8	(40)	31	(11)	56
—	60	-100%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	2	(2)	25	(8)	(17)

1,448	1,877	-23%	Total reconciling items, before income taxes	586	(339)	407	284	757

5,388	6,926	-22%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	2,049	843	1,732	1,341	2,315
1,300	1,962	-34%	Income tax expense	584	110	368	431	501

4,088	4,964	-18%	Income from continuing operations before equity in earnings of operating joint ventures	1,465	733	1,364	910	1,814

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended September 30, 2016
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1) :
Premiums	8,934	3,791	1,210	3,939	(6)
Policy charges and fee income	1,559	723	713	134	(11)
Net investment income	3,292	1,325	625	1,229	113
Asset management fees, commissions and other income	1,265	1,266	195	82	(278)

Total revenues	15,050	7,105	2,743	5,384	(182)

Benefits and Expenses (1):
Insurance and annuity benefits	9,254	4,243	1,622	3,382	7
Interest credited to policyholders’ account balances	932	458	237	237	—
Interest expense	314	29	147	2	136
Deferral of acquisition costs	(731)	(116)	(169)	(462)	16
Amortization of acquisition costs	444	100	83	271	(10)
General and administrative expenses	3,279	1,373	650	1,174	82

Total benefits and expenses	13,492	6,087	2,570	4,604	231

Adjusted operating income (loss) before income taxes	1,558	1,018	173	780	(413)

	Quarter Ended September 30, 2015
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	5,273	688	1,203	3,385	(3)
Policy charges and fee income	1,552	718	717	129	(12)
Net investment income	3,015	1,205	593	1,081	136
Asset management fees, commissions and other income	1,238	1,197	156	155	(270)

Total revenues	11,078	3,808	2,669	4,750	(149)

Benefits and Expenses (1):
Insurance and annuity benefits	5,640	1,216	1,507	2,904	13
Interest credited to policyholders’ account balances	915	468	228	219	—
Interest expense	339	25	142	2	170
Deferral of acquisition costs	(650)	(117)	(166)	(382)	15
Amortization of acquisition costs	509	179	98	249	(17)
General and administrative expenses	2,862	1,305	633	946	(22)

Total benefits and expenses	9,615	3,076	2,442	3,938	159

Adjusted operating income (loss) before income taxes	1,463	732	227	812	(308)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Nine Months Ended September 30, 2016
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1) :
Premiums	20,657	5,480	3,663	11,534	(20)
Policy charges and fee income	4,358	2,085	1,937	370	(34)
Net investment income	9,396	3,717	1,800	3,553	326
Asset management fees, commissions and other income	3,743	3,647	548	314	(766)

Total revenues	38,154	14,929	7,948	15,771	(494)

Benefits and Expenses (1):
Insurance and annuity benefits	22,051	6,874	5,206	9,952	19
Interest credited to policyholders’ account balances	2,753	1,362	697	694	—
Interest expense	996	82	435	5	474
Deferral of acquisition costs	(2,134)	(354)	(503)	(1,324)	47
Amortization of acquisition costs	1,204	386	50	804	(36)
General and administrative expenses	9,344	3,979	1,945	3,278	142

Total benefits and expenses	34,214	12,329	7,830	13,409	646

Adjusted operating income (loss) before income taxes	3,940	2,600	118	2,362	(1,140)

	Nine Months Ended September 30, 2015
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	17,968	3,840	3,591	10,537	—
Policy charges and fee income	4,489	2,178	1,938	408	(35)
Net investment income	8,994	3,608	1,693	3,279	414
Asset management fees, commissions and other income	3,934	3,736	526	469	(797)

Total revenues	35,385	13,362	7,748	14,693	(418)

Benefits and Expenses (1):
Insurance and annuity benefits	18,781	5,162	4,576	9,039	4
Interest credited to policyholders’ account balances	2,706	1,364	675	667	—
Interest expense	980	83	418	4	475
Deferral of acquisition costs	(1,961)	(365)	(462)	(1,178)	44
Amortization of acquisition costs	1,188	410	59	756	(37)
General and administrative expenses	8,642	3,977	1,797	2,917	(49)

Total benefits and expenses	30,336	10,631	7,063	12,205	437

Adjusted operating income (loss) before income taxes	5,049	2,731	685	2,488	(855)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

CONSOLIDATED BALANCE SHEETS

(in millions)

	09/30/2015	12/31/2015	03/31/2016	06/30/2016	09/30/2016

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $263,281; $265,416; $278,000; $286,066; $297,745)	290,778	290,323	314,529	332,270	343,244
Fixed maturities, held to maturity, at amortized cost (fair value $2,669; $2,624; $2,841; $3,026; $2,956)	2,380	2,308	2,411	2,485	2,471
Trading account assets supporting insurance liabilities, at fair value	20,408	20,522	21,447	21,702	21,828
Other trading account assets, at fair value	14,075	14,458	8,052	7,268	7,559
Equity securities, available for sale, at fair value (cost $6,755; $6,847; $7,026; $7,088; $7,197)	9,109	9,274	9,400	9,496	9,765
Commercial mortgage and other loans	50,048	50,559	50,798	51,447	52,273
Policy loans	11,624	11,657	11,805	11,930	12,031
Other long-term investments	10,591	9,986	10,281	10,247	11,346
Short-term investments	7,937	8,105	3,697	5,035	5,254

Total investments	416,950	417,192	432,420	451,880	465,771
Cash and cash equivalents	20,207	17,612	22,492	24,142	24,728
Accrued investment income	3,156	3,110	3,180	3,211	3,279
Deferred policy acquisition costs	16,206	16,718	15,998	16,152	16,975
Value of business acquired	2,847	2,828	2,582	1,951	2,159
Other assets	14,409	14,225	14,822	14,322	15,403
Separate account assets	280,616	285,570	281,501	284,832	291,550

Total assets	754,391	757,255	772,995	796,490	819,865

Liabilities:
Future policy benefits	222,220	224,384	234,728	242,950	252,228
Policyholders’ account balances	136,620	136,784	139,745	142,716	146,577
Securities sold under agreements to repurchase	8,107	7,882	8,357	7,335	6,830
Cash collateral for loaned securities	4,241	3,496	4,052	4,643	5,037
Income taxes	9,644	8,714	12,128	15,140	15,326
Senior short-term debt	1,833	1,216	969	676	907
Senior long-term debt	14,309	13,783	13,795	13,172	12,942
Junior subordinated long-term debt	5,884	5,811	5,813	5,814	5,816
Notes issued by consolidated variable interest entities	8,370	8,597	2,946	2,094	2,722
Other liabilities	19,777	19,095	19,696	21,940	22,956
Separate account liabilities	280,616	285,570	281,501	284,832	291,550

Total liabilities	711,621	715,332	723,730	741,312	762,891

Equity:
Accumulated other comprehensive income	13,463	12,285	19,066	24,667	24,925
Other equity	29,257	29,605	30,176	30,482	31,506

Total Prudential Financial, Inc. equity	42,720	41,890	49,242	55,149	56,431

Noncontrolling Interest	50	33	23	29	543

Total Equity	42,770	41,923	49,265	55,178	56,974

Total liabilities and equity	754,391	757,255	772,995	796,490	819,865

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of September 30, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	465,771	61,147	404,624	135,591	57,573	193,160	18,300
Deferred policy acquisition costs	16,975	345	16,630	4,643	5,018	7,293	(324)
Other assets	45,569	1,973	43,596	21,042	11,562	12,473	(1,481)
Separate account assets	291,550	—	291,550	245,538	47,049	3,004	(4,041)

Total assets	819,865	63,465	756,400	406,814	121,202	215,930	12,454

Liabilities:
Future policy benefits	252,228	49,282	202,946	70,243	16,972	111,108	4,623
Policyholders’ account balances	146,577	5,213	141,364	58,662	32,666	50,029	7
Debt	19,665	—	19,665	3,087	7,656	82	8,840
Other liabilities	52,871	10,376	42,495	9,823	8,236	20,815	3,621
Separate account liabilities	291,550	—	291,550	245,538	47,049	3,004	(4,041)

Total liabilities	762,891	64,871	698,020	387,353	112,579	185,038	13,050

Equity:
Accumulated other comprehensive income (loss)	24,925	16	24,909	3,500	1,851	20,218	(660)
Other equity	31,506	(1,423)	32,929	15,381	6,772	10,624	152

Total Prudential Financial, Inc. equity	56,431	(1,407)	57,838	18,881	8,623	30,842	(508)

Noncontrolling Interest	543	1	542	580	—	50	(88)

Total Equity	56,974	(1,406)	58,380	19,461	8,623	30,892	(596)

Total liabilities and equity	819,865	63,465	756,400	406,814	121,202	215,930	12,454

	As of December 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	417,192	59,758	357,434	132,934	50,547	157,800	16,153
Deferred policy acquisition costs	16,718	373	16,345	5,048	5,064	6,554	(321)
Other assets	37,775	1,996	35,779	15,081	11,143	8,246	1,309
Separate account assets	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total assets	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Liabilities:
Future policy benefits	224,384	49,539	174,845	63,585	15,053	91,931	4,276
Policyholders’ account balances	136,784	5,250	131,534	55,833	31,987	43,711	3
Debt	20,810	—	20,810	2,846	7,251	29	10,684
Other liabilities	47,784	8,747	39,037	15,524	6,633	14,865	2,015
Separate account liabilities	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total liabilities	715,332	63,536	651,796	379,846	105,370	153,089	13,491

Equity:
Accumulated other comprehensive income (loss)	12,285	2	12,283	576	504	12,897	(1,694)
Other equity	29,605	(1,411)	31,016	14,686	5,326	9,119	1,885

Total Prudential Financial, Inc. equity	41,890	(1,409)	43,299	15,262	5,830	22,016	191

Noncontrolling Interest	33	—	33	13	—	48	(28)

Total Equity	41,923	(1,409)	43,332	15,275	5,830	22,064	163

Total liabilities and equity	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of September 30, 2016				As of December 31, 2015
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	—	5,826	5,816	11,642	194	5,875	5,811	11,880
Operating Debt - Investment related	724	5,274	—	5,998	438	6,573	—	7,011
Operating Debt - Specified businesses	110	1,252	—	1,362	584	770	—	1,354
Limited recourse and non-recourse borrowing	73	590	—	663	—	565	—	565

Total debt	907	12,942	5,816	19,665	1,216	13,783	5,811	20,810

	As of September 30, 2016				As of December 31, 2015
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,643	939	60	11,642	10,888	941	51	11,880
Operating Debt - Investment related	3,993	406	1,599	5,998	5,328	72	1,611	7,011
Operating Debt - Specified businesses	1,266	96	—	1,362	970	384	—	1,354
Limited recourse and non-recourse borrowing	—	663	—	663	—	565	—	565

Total debt	15,902	2,104	1,659	19,665	17,186	1,962	1,662	20,810

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $839 million and $841 million of surplus notes as of September 30, 2016 and December 31, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2015		2016
2016	2015	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
5,480	3,840	43%	Premiums	688	3,005	671	1,018	3,791
2,085	2,178	-4%	Policy charges and fee income	718	707	675	687	723
3,717	3,608	3%	Net investment income	1,205	1,188	1,198	1,194	1,325
3,647	3,736	-2%	Asset management fees, commissions and other income	1,197	1,198	1,164	1,217	1,266

14,929	13,362	12%	Total revenues	3,808	6,098	3,708	4,116	7,105

			Benefits and Expenses (1):
6,874	5,162	33%	Insurance and annuity benefits	1,216	3,502	1,171	1,460	4,243
1,362	1,364	0%	Interest credited to policyholders’ account balances	468	440	453	451	458
82	83	-1%	Interest expense	25	21	25	28	29
(354)	(365)	3%	Deferral of acquisition costs	(117)	(122)	(110)	(128)	(116)
386	410	-6%	Amortization of acquisition costs	179	140	155	131	100
3,979	3,977	0%	General and administrative expenses	1,305	1,341	1,302	1,304	1,373

12,329	10,631	16%	Total benefits and expenses	3,076	5,322	2,996	3,246	6,087

2,600	2,731	-5%	Adjusted operating income before income taxes	732	776	712	870	1,018

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2016				Quarter Ended September 30, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	5,480	115	5,365	—	3,791	39	3,752	—
Policy charges and fee income	2,085	1,918	167	—	723	667	56	—
Net investment income	3,717	514	3,143	60	1,325	192	1,114	19
Asset management fees, commissions and other income	3,647	926	593	2,128	1,266	323	212	731

Total revenues	14,929	3,473	9,268	2,188	7,105	1,221	5,134	750

Benefits and Expenses (1):
Insurance and annuity benefits	6,874	206	6,668	—	4,243	38	4,205	—
Interest credited to policyholders’ account balances	1,362	270	1,092	—	458	72	386	—
Interest expense	82	57	14	11	29	20	5	4
Deferral of acquisition costs	(354)	(321)	(25)	(8)	(116)	(104)	(10)	(2)
Amortization of acquisition costs	386	350	25	11	100	84	13	3
General and administrative expenses	3,979	1,568	800	1,611	1,373	523	296	554

Total benefits and expenses	12,329	2,130	8,574	1,625	6,087	633	4,895	559

Adjusted operating income before income taxes	2,600	1,343	694	563	1,018	588	239	191

	Nine Months Ended September 30, 2015				Quarter Ended September 30, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	3,840	88	3,752	—	688	28	660	—
Policy charges and fee income	2,178	2,015	163	—	718	664	54	—
Net investment income	3,608	450	3,077	81	1,205	156	1,029	20
Asset management fees, commissions and other income	3,736	1,001	603	2,132	1,197	319	194	684

Total revenues	13,362	3,554	7,595	2,213	3,808	1,167	1,937	704

Benefits and Expenses (1):
Insurance and annuity benefits	5,162	235	4,927	—	1,216	154	1,062	—
Interest credited to policyholders’ account balances	1,364	268	1,096	—	468	106	362	—
Interest expense	83	55	21	7	25	15	7	3
Deferral of acquisition costs	(365)	(325)	(32)	(8)	(117)	(104)	(11)	(2)
Amortization of acquisition costs	410	344	52	14	179	163	12	4
General and administrative expenses	3,977	1,590	768	1,619	1,305	523	263	519

Total benefits and expenses	10,631	2,167	6,832	1,632	3,076	857	1,695	524

Adjusted operating income before income taxes	2,731	1,387	763	581	732	310	242	180

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
149,441	155,083	Beginning total account value	155,424	146,685	149,441	149,246	151,188
1,936	3,002	Sales: Highest Daily Suite - risk retained by Prudential (1)	735	680	683	666	587
1,049	1,059	Highest Daily Suite - externally reinsured living benefits	500	486	374	354	321
3,371	2,595	Other variable annuities (2)	880	910	944	1,247	1,180

6,356	6,656	Total sales	2,115	2,076	2,001	2,267	2,088
(5,654)	(6,302)	Surrenders and withdrawals	(1,965)	(1,989)	(1,748)	(1,914)	(1,992)

702	354	Net sales	150	87	253	353	96
(1,103)	(1,190)	Benefit payments	(400)	(351)	(355)	(399)	(349)

(401)	(836)	Net flows	(250)	(264)	(102)	(46)	(253)
8,514	(4,864)	Change in market value, interest credited, and other	(7,594)	3,909	764	2,873	4,877
(2,651)	(2,698)	Policy charges	(895)	(889)	(857)	(885)	(909)

154,903	146,685	Ending total account value	146,685	149,441	149,246	151,188	154,903

		Variable Annuities Account Value by Product:
113,902	110,390	Highest Daily Suite - risk retained by Prudential (1)	110,390	112,060	111,229	111,820	113,902
2,629	1,011	Highest Daily Suite - externally reinsured living benefits	1,011	1,513	1,893	2,259	2,629
38,372	35,284	Other variable annuities (2)	35,284	35,868	36,124	37,109	38,372

154,903	146,685	Ending total account value	146,685	149,441	149,246	151,188	154,903

		Fixed Annuities and other products (3):
3,504	3,581	Beginning total account value	3,552	3,532	3,504	3,487	3,489
42	35	Sales	8	13	16	14	12
(78)	(92)	Surrenders and withdrawals	(30)	(32)	(31)	(26)	(21)

(36)	(57)	Net redemptions	(22)	(19)	(15)	(12)	(9)
(269)	(278)	Benefit payments	(91)	(91)	(88)	(90)	(91)

(305)	(335)	Net flows	(113)	(110)	(103)	(102)	(100)
287	287	Interest credited and other	94	83	86	105	96
(1)	(1)	Policy charges	(1)	(1)	—	(1)	—

3,485	3,532	Ending total account value	3,532	3,504	3,487	3,489	3,485

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,803	1,922	Insurance Agents	611	627	580	625	598
1,213	1,266	Wirehouses	429	415	385	452	376
2,521	2,524	Independent Financial Planners	788	761	783	897	841
861	979	Bank Distribution	295	286	269	307	285

6,398	6,691	Total	2,123	2,089	2,017	2,281	2,100

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,942	9,852	Beginning balance	9,724	10,030	9,942	10,017	9,977
674	886	Premiums and deposits	276	279	238	221	215
(415)	(558)	Surrenders and withdrawals	(176)	(146)	(141)	(140)	(134)

259	328	Net sales	100	133	97	81	81
(322)	(337)	Benefit payments	(109)	(109)	(105)	(110)	(107)

(63)	(9)	Net flows	(9)	24	(8)	(29)	(26)
184	193	Interest credited and other	66	70	64	62	58
(199)	(5)	Net transfers (to) from separate account	249	(181)	19	(72)	(146)
(1)	(1)	Policy charges	—	(1)	—	(1)	—

9,863	10,030	Ending balance	10,030	9,942	10,017	9,977	9,863

		Account Values in Separate Account (1):
143,003	148,812	Beginning balance	149,252	140,187	143,003	142,716	144,700
5,724	5,805	Premiums and deposits	1,847	1,810	1,779	2,060	1,885
(5,317)	(5,836)	Surrenders and withdrawals	(1,819)	(1,875)	(1,638)	(1,800)	(1,879)

407	(31)	Net sales (redemptions)	28	(65)	141	260	6
(1,050)	(1,131)	Benefit payments	(382)	(333)	(338)	(379)	(333)

(643)	(1,162)	Net flows	(354)	(398)	(197)	(119)	(327)
8,617	(4,770)	Change in market value, interest credited and other	(7,566)	3,922	786	2,916	4,915
199	5	Net transfers (to) from general account	(249)	181	(19)	72	146
(2,651)	(2,698)	Policy charges	(896)	(889)	(857)	(885)	(909)

148,525	140,187	Ending balance	140,187	143,003	142,716	144,700	148,525

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2015		2016
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,933	4,767	4,658	4,524	4,403
Guaranteed minimum withdrawal benefits	588	578	552	537	532
Guaranteed minimum income benefits	2,861	2,870	2,780	2,749	2,780
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	114,539	116,724	116,818	118,666	121,747
Guaranteed minimum withdrawal & income benefits - externally reinsured	1,011	1,513	1,893	2,259	2,629

Total	123,932	126,452	126,701	128,735	132,091

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	105,926	107,411	106,699	107,253	109,175
Account Values with Auto-Rebalancing Feature - externally reinsured	1,011	1,513	1,893	2,259	2,629
Account Values without Auto-Rebalancing Feature	16,995	17,528	18,109	19,223	20,287

Total	123,932	126,452	126,701	128,735	132,091

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,259	4,019	4,395	4,366	3,928
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,296	1,194	1,225	1,179	1,049

Total	5,555	5,213	5,620	5,545	4,977

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2015		2016
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	112,070	114,402	114,662	116,599	119,755
Net amount at risk	894	737	648	544	399
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,366	31,658	31,188	31,127	31,534
Net amount at risk	4,711	4,212	4,367	4,147	3,533

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	106,937	108,924	108,592	109,512	111,804
Account Values without Auto-Rebalancing Feature	36,499	37,136	37,258	38,214	39,485

Total	143,436	146,060	145,850	147,726	151,289

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,305	1,919	2,025	1,852	1,392
Net Amount at Risk without Auto-Rebalancing Feature	3,300	3,030	2,990	2,839	2,540

Total	5,605	4,949	5,015	4,691	3,932

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
188,961	184,196	Beginning total account value	188,807	184,515	188,961	190,953	194,007
16,760	20,776	Deposits and sales	9,422	4,908	6,656	4,699	5,405
(14,812)	(15,984)	Withdrawals and benefits	(5,072)	(5,575)	(5,286)	(4,513)	(5,013)
9,567	(4,473)	Change in market value, interest credited, interest income and other activity	(8,642)	5,113	622	2,868	6,077

200,476	184,515	Ending total account value	184,515	188,961	190,953	194,007	200,476

1,948	4,792	Net additions (withdrawals)	4,350	(667)	1,370	186	392

		Stable value account values included above	45,731	45,971	46,865	47,581	48,352

		Institutional Investment Products:
179,964	179,641	Beginning total account value	183,798	181,662	179,964	180,819	180,882
12,389	12,147	Additions	2,031	3,425	2,061	3,421	6,907
(8,241)	(11,243)	Withdrawals and benefits	(3,940)	(4,145)	(2,783)	(3,119)	(2,339)
6,204	2,818	Change in market value, interest credited and interest income	1,106	658	2,198	2,053	1,953
(4,092)	(1,701)	Other (1)	(1,333)	(1,636)	(621)	(2,292)	(1,179)

186,224	181,662	Ending total account value	181,662	179,964	180,819	180,882	186,224

4,148	904	Net additions (withdrawals)	(1,909)	(720)	(722)	302	4,568

		Amounts included in ending total account value above:
71,482	68,097	Investment-only stable value wraps	68,097	66,827	68,624	69,567	71,482
31,280	34,628	Longevity reinsurance (2)	34,628	33,453	32,364	31,438	31,280
83,462	78,937	Group annuities and other products	78,937	79,684	79,831	79,877	83,462

186,224	181,662	Ending total account value	181,662	179,964	180,819	180,882	186,224

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2015		2016
2016	2015	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,648	1,606	3%	Asset management fees	536	529	524	547	577
190	173	10%	Other related revenues	49	68	71	67	52
350	434	-19%	Service, distribution and other revenues	119	134	111	118	121

2,188	2,213	-1%	Total Asset Management segment revenues	704	731	706	732	750

			Analysis of asset management fees by source:
771	692	11%	Institutional customers	234	231	242	256	273
524	577	-9%	Retail customers	191	187	169	173	182
353	337	5%	General account	111	111	113	118	122

1,648	1,606	3%	Total asset management fees	536	529	524	547	577

Supplementary Assets Under Management Information (in billions):
	September 30, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.6	345.7	40.6	445.9
Retail customers	116.2	90.6	2.2	209.0
General account	6.4	422.2	1.7	430.3

Total	182.2	858.5	44.5	1,085.2

	September 30, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.4	285.1	38.4	380.9
Retail customers	115.0	71.8	2.1	188.9
General account	7.0	367.9	1.8	376.7

Total	179.4	724.8	42.3	946.5

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
347.1	323.6	Beginning assets under management	335.9	338.6	347.1	359.3	373.4
43.7	50.6	Additions	15.5	16.3	12.5	14.8	16.4
(40.9)	(35.4)	Withdrawals	(10.8)	(10.3)	(15.1)	(12.8)	(13.0)
32.4	(0.1)	Change in market value	(1.7)	2.2	12.7	11.3	8.4
12.9	—	Net money market flows	(0.2)	0.3	(1.0)	0.4	13.5
3.7	(0.1)	Other (1)	(0.1)	—	3.1	0.4	0.2

398.9	338.6	Ending assets under management	338.6	347.1	359.3	373.4	398.9
47.0	42.3	Affiliated institutional assets under management	42.3	42.0	44.3	45.4	47.0

445.9	380.9	Total assets managed for institutional customers at end of period	380.9	389.1	403.6	418.8	445.9

2.8	15.2	Net institutional additions (withdrawals), excluding money market activity	4.7	6.0	(2.6)	2.0	3.4

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.9	126.8	Beginning assets under management	135.2	125.9	128.9	127.8	131.3
32.2	31.6	Additions	8.2	9.3	10.2	11.5	10.5
(30.2)	(29.6)	Withdrawals	(9.8)	(10.5)	(10.7)	(9.9)	(9.6)
6.2	(2.8)	Change in market value	(7.6)	4.2	(1.2)	1.9	5.5
(0.1)	—	Net money market flows	—	—	(0.1)	—	—
0.7	(0.1)	Other (1)	(0.1)	—	0.7	—	—

137.7	125.9	Ending assets under management	125.9	128.9	127.8	131.3	137.7
71.3	63.0	Affiliated retail assets under management	63.0	68.4	70.8	70.8	71.3

209.0	188.9	Total assets managed for retail customers at end of period	188.9	197.3	198.6	202.1	209.0

2.0	2.0	Net retail additions (withdrawals), excluding money market activity	(1.6)	(1.2)	(0.5)	1.6	0.9

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, impact of acquired business of $3.4B as of March 4, 2016 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2015		2016
2016	2015	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,663	3,591	2%	Premiums	1,203	1,190	1,219	1,234	1,210
1,937	1,938	0%	Policy charges and fee income	717	699	719	505	713
1,800	1,693	6%	Net investment income	593	562	582	593	625
548	526	4%	Asset management fees, commissions and other income	156	177	166	187	195

7,948	7,748	3%	Total revenues	2,669	2,628	2,686	2,519	2,743

			Benefits and Expenses (1):
5,206	4,576	14%	Insurance and annuity benefits	1,507	1,570	1,634	1,950	1,622
697	675	3%	Interest credited to policyholders’ account balances	228	226	227	233	237
435	418	4%	Interest expense	142	140	142	146	147
(503)	(462)	-9%	Deferral of acquisition costs	(166)	(198)	(162)	(172)	(169)
50	59	-15%	Amortization of acquisition costs	98	80	78	(111)	83
1,945	1,797	8%	General and administrative expenses	633	684	621	674	650

7,830	7,063	11%	Total benefits and expenses	2,442	2,502	2,540	2,720	2,570

118	685	-83%	Adjusted operating income (loss) before income taxes	227	126	146	(201)	173

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2016			Quarter Ended September 30, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,663	642	3,021	1,210	216	994
Policy charges and fee income	1,937	1,454	483	713	555	158
Net investment income	1,800	1,350	450	625	469	156
Asset management fees, commissions and other income	548	485	63	195	170	25

Total revenues	7,948	3,931	4,017	2,743	1,410	1,333

Benefits and Expenses (1):
Insurance and annuity benefits	5,206	2,182	3,024	1,622	619	1,003
Interest credited to policyholders’ account balances	697	504	193	237	171	66
Interest expense	435	432	3	147	146	1
Deferral of acquisition costs	(503)	(503)	—	(169)	(169)	—
Amortization of acquisition costs	50	46	4	83	82	1
General and administrative expenses	1,945	1,329	616	650	450	200

Total benefits and expenses	7,830	3,990	3,840	2,570	1,299	1,271

Adjusted operating income (loss) before income taxes	118	(59)	177	173	111	62

	Nine Months Ended September 30, 2015			Quarter Ended September 30, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,591	680	2,911	1,203	219	984
Policy charges and fee income	1,938	1,501	437	717	578	139
Net investment income	1,693	1,248	445	593	436	157
Asset management fees, commissions and other income	526	457	69	156	142	14

Total revenues	7,748	3,886	3,862	2,669	1,375	1,294

Benefits and Expenses (1):
Insurance and annuity benefits	4,576	1,680	2,896	1,507	525	982
Interest credited to policyholders’ account balances	675	480	195	228	165	63
Interest expense	418	411	7	142	140	2
Deferral of acquisition costs	(462)	(453)	(9)	(166)	(166)	—
Amortization of acquisition costs	59	55	4	98	97	1
General and administrative expenses	1,797	1,177	620	633	431	202

Total benefits and expenses	7,063	3,350	3,713	2,442	1,192	1,250

Adjusted operating income before income taxes	685	536	149	227	183	44

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

150	152	Term life	51	52	48	50	52
166	147	Guaranteed Universal life	59	73	51	61	54
64	57	Other Universal life	23	32	20	23	21
67	56	Variable life	25	22	26	25	16

447	412	Total	158	179	145	159	143

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

87	82	Prudential Agents	30	31	29	30	28
360	330	Third party distribution	128	148	116	129	115

447	412	Total	158	179	145	159	143

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
24,487	22,526	Beginning balance	23,734	23,922	24,487	24,437	24,747
2,381	2,329	Premiums and deposits	762	890	809	821	751
(748)	(790)	Surrenders and withdrawals	(246)	(242)	(251)	(257)	(240)

1,633	1,539	Net sales	516	648	558	564	511
(384)	(383)	Benefit payments	(118)	(109)	(125)	(121)	(138)

1,249	1,156	Net flows	398	539	433	443	373
68	897	Interest credited and other	31	296	(224)	137	155
294	345	Net transfers from separate account	106	87	99	93	102
(1,098)	(1,002)	Policy charges	(350)	(357)	(358)	(363)	(377)
—	—	Acquisition	3	—	—	—	—

25,000	23,922	Ending balance	23,922	24,487	24,437	24,747	25,000

		Separate Account Liabilities:
27,027	27,888	Beginning balance	28,055	26,183	27,027	26,887	27,227
1,080	989	Premiums and deposits	291	420	456	337	287
(651)	(643)	Surrenders and withdrawals	(204)	(239)	(217)	(222)	(212)

429	346	Net sales	87	181	239	115	75
(130)	(102)	Benefit payments	(26)	(42)	(51)	(40)	(39)

299	244	Net flows	61	139	188	75	36
1,776	(911)	Change in market value, interest credited and other	(1,598)	1,020	(5)	585	1,196
(294)	(345)	Net transfers to general account	(106)	(87)	(99)	(93)	(102)
(679)	(693)	Policy charges	(229)	(228)	(224)	(227)	(228)
—	—	Acquisition	—	—	—	—	—

28,129	26,183	Ending balance	26,183	27,027	26,887	27,227	28,129

		FACE AMOUNT IN FORCE (3):

		Term life	679,979	689,527	697,687	706,636	714,733
		Guaranteed Universal life	117,360	121,290	124,061	127,453	130,400
		Other Universal life	43,469	44,051	44,203	44,505	44,781
		Variable life	164,363	164,020	162,960	162,416	163,184

		Total	1,005,171	1,018,889	1,028,910	1,041,010	1,053,098

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
285	179	Group life	38	25	232	24	29
113	64	Group disability	19	5	79	21	13

398	243	Total	57	30	311	45	42

		Future Policy Benefits (1) (2):
		Group life	1,994	2,185	2,103	2,124	2,065
		Group disability	11	3	29	21	11

		Total	2,005	2,188	2,132	2,145	2,076

		Policyholders’ Account Balances (1):
		Group life	8,234	8,359	8,271	8,367	8,497
		Group disability	200	210	216	240	208

		Total	8,434	8,569	8,487	8,607	8,705

		Separate Account Liabilities (1):
		Group life	23,646	23,292	24,339	23,816	24,839
		Group disability	—	—	—	—	—

		Total	23,646	23,292	24,339	23,816	24,839

		Group Life Insurance:
3,089	2,958	Gross premiums, policy charges and fee income (3)	974	982	1,009	1,064	1,016
2,906	2,799	Earned premiums, policy charges and fee income	926	932	955	998	953
88.9%	89.9%	Benefits ratio (4)	88.6%	87.1%	89.4%	88.6%	88.6%
10.6%	10.7%	Administrative operating expense ratio	10.8%	12.2%	10.8%	10.6%	10.6%
		Persistency ratio	92.0%	91.3%	96.1%	95.8%	95.3%

		Group Disability Insurance:
657	617	Gross premiums, policy charges and fee income (3)	213	196	216	222	219
598	549	Earned premiums, policy charges and fee income	197	188	203	196	199
80.0%	77.2%	Benefits ratio (5)	81.8%	85.3%	82.2%	77.5%	80.4%
31.5%	33.2%	Administrative operating expense ratio	32.7%	36.9%	31.9%	31.1%	31.4%
		Persistency ratio	87.7%	87.0%	94.9%	93.7%	92.9%

		Total Group Insurance (6):
87.3%	87.8%	Benefits ratio	87.4%	86.8%	88.1%	86.6%	87.1%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 88.6%, 90.8%, 89.4%, 87.1%, and 88.6% for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and 89.6% and 89.2% for year-to-date September 2016 and 2015, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 80.4%, 47.9%, 82.2%, 85.3%, and 81.8% for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and 70.3.% and 72.5% for year-to-date September 2016 and 2015, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 87.1%, 83.8%, 88.1%, 86.8%, and 87.4% for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively, and 86.3% and 86.5% for year-to-date September 2016 and 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,916	5,376	Beginning balance	5,186	4,735	4,916	4,130	4,119
321	325	Capitalization	104	105	100	117	104
(350)	(344)	Amortization - operating results	(163)	(121)	(144)	(122)	(84)
(326)	(653)	Amortization - realized investment gains and losses	(399)	178	(717)	17	374
(46)	31	Impact of unrealized (gains) or losses on AFS securities	7	19	(25)	(23)	2
—	—	Other	—	—	—	—	—

4,515	4,735	Ending balance	4,735	4,916	4,130	4,119	4,515

		INDIVIDUAL LIFE INSURANCE:
4,883	4,056	Beginning balance	4,652	4,683	4,883	4,727	4,773
503	453	Capitalization	166	197	162	172	169
(46)	(55)	Amortization - operating results	(97)	(78)	(77)	113	(82)
(104)	(8)	Amortization - realized investment gains and losses	(22)	9	(26)	(80)	2
(396)	237	Impact of unrealized (gains) or losses on AFS securities	(16)	72	(215)	(159)	(22)

4,840	4,683	Ending balance	4,683	4,883	4,727	4,773	4,840

		GROUP INSURANCE:
182	177	Beginning balance	183	182	181	181	179
—	9	Capitalization	—	1	—	—	—
(4)	(4)	Amortization - operating results	(1)	(2)	(1)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

178	182	Ending balance	182	181	180	179	178

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,188	1,513	Beginning balance	1,377	1,176	1,188	916	893
3	6	Capitalization	1	2	1	1	1
(124)	(117)	Amortization - operating results	(56)	(45)	(51)	(50)	(23)
(47)	(237)	Amortization - realized investment gains and losses	(148)	50	(216)	29	140
(8)	11	Impact of unrealized (gains) or losses on AFS securities	2	5	(6)	(3)	1
—	—	Other	—	—	—	—	—

1,012	1,176	Ending balance	1,176	1,188	916	893	1,012

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2015		2016
2016	2015			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
11,534	10,537	9%	Premiums	3,385	3,307	3,696	3,899	3,939
370	408	-9%	Policy charges and fee income	129	122	130	106	134
3,553	3,279	8%	Net investment income	1,081	1,078	1,120	1,204	1,229
314	469	-33%	Asset management fees, commissions and other income	155	164	98	134	82

15,771	14,693	7%	Total revenues	4,750	4,671	5,044	5,343	5,384

			Benefits and Expenses (1):
9,952	9,039	10%	Insurance and annuity benefits	2,904	2,833	3,173	3,397	3,382
694	667	4%	Interest credited to policyholders’ account balances	219	213	227	230	237
5	4	25%	Interest expense	2	1	2	1	2
(1,324)	(1,178)	-12%	Deferral of acquisition costs	(382)	(387)	(426)	(436)	(462)
804	756	6%	Amortization of acquisition costs	249	233	260	273	271
3,278	2,917	12%	General and administrative expenses	946	1,040	1,029	1,075	1,174

13,409	12,205	10%	Total benefits and expenses	3,938	3,933	4,265	4,540	4,604

2,362	2,488	-5%	Adjusted operating income before income taxes	812	738	779	803	780

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2016			Quarter Ended September 30, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,534	5,640	5,894	3,939	1,882	2,057
Policy charges and fee income	370	256	114	134	97	37
Net investment income	3,553	1,460	2,093	1,229	513	716
Asset management fees, commissions and other income	314	153	161	82	41	41

Total revenues	15,771	7,509	8,262	5,384	2,533	2,851

Benefits and Expenses (1):
Insurance and annuity benefits	9,952	4,999	4,953	3,382	1,658	1,724
Interest credited to policyholders’ account balances	694	179	515	237	64	173
Interest expense	5	3	2	2	1	1
Deferral of acquisition costs	(1,324)	(623)	(701)	(462)	(213)	(249)
Amortization of acquisition costs	804	385	419	271	127	144
General and administrative expenses	3,278	1,422	1,856	1,174	505	669

Total benefits and expenses	13,409	6,365	7,044	4,604	2,142	2,462

Adjusted operating income before income taxes	2,362	1,144	1,218	780	391	389

	Nine Months Ended September 30, 2015			Quarter Ended September 30, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	10,537	5,100	5,437	3,385	1,643	1,742
Policy charges and fee income	408	257	151	129	85	44
Net investment income	3,279	1,303	1,976	1,081	434	647
Asset management fees, commissions and other income	469	263	206	155	88	67

Total revenues	14,693	6,923	7,770	4,750	2,250	2,500

Benefits and Expenses (1):
Insurance and annuity benefits	9,039	4,485	4,554	2,904	1,444	1,460
Interest credited to policyholders’ account balances	667	157	510	219	54	165
Interest expense	4	2	2	2	1	1
Deferral of acquisition costs	(1,178)	(566)	(612)	(382)	(178)	(204)
Amortization of acquisition costs	756	361	395	249	120	129
General and administrative expenses	2,917	1,266	1,651	946	411	535

Total benefits and expenses	12,205	5,705	6,500	3,938	1,852	2,086

Adjusted operating income before income taxes	2,488	1,218	1,270	812	398	414

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2015		2016
2016	2015		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,489	4,012	Japan, excluding Gibraltar Life	1,285	1,239	1,583	1,434	1,472
6,008	5,588	Gibraltar Life	1,786	1,719	1,794	2,120	2,094
1,407	1,345	All other countries	443	471	449	451	507

11,904	10,945	Total	3,514	3,429	3,826	4,005	4,073

		Annualized new business premiums:
635	505	Japan, excluding Gibraltar Life	160	164	237	190	208
1,318	1,178	Gibraltar Life	408	370	409	449	460
312	332	All other countries	103	116	98	99	115

2,265	2,015	Total	671	650	744	738	783

		Annualized new business premiums by distribution channel:
947	837	Life Planner Operations	263	280	335	289	323
565	480	Gibraltar Life Consultants	162	150	161	204	200
558	513	Banks	186	166	194	176	188
195	185	Independent Agency	60	54	54	69	72

2,265	2,015	Total	671	650	744	738	783

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:

4,564	4,408	Japan, excluding Gibraltar Life	1,425	1,364	1,677	1,451	1,436
6,160	6,086	Gibraltar Life	1,969	1,870	1,921	2,175	2,064
1,449	1,336	All other countries	461	492	480	465	504

12,173	11,830	Total	3,855	3,726	4,078	4,091	4,004

		Annualized new business premiums:
646	556	Japan, excluding Gibraltar Life	177	181	250	192	204
1,334	1,229	Gibraltar Life	432	390	425	453	456
319	323	All other countries	107	121	106	102	111

2,299	2,108	Total	716	692	781	747	771

		Annualized new business premiums by distribution channel:
965	879	Life Planner Operations	284	302	356	294	315
573	507	Gibraltar Life Consultants	175	161	169	206	198
562	529	Banks	194	172	199	177	186
199	193	Independent Agency	63	57	57	70	72

2,299	2,108	Total	716	692	781	747	771

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2015		2016
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	313	316	321	324	329
Gibraltar Life	330	331	334	335	339
All other countries	115	118	119	120	121

Total	758	765	774	779	789

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,234	3,278	3,341	3,384	3,436
Gibraltar Life	7,146	7,146	7,150	7,141	7,170
All other countries	1,944	1,980	2,007	2,024	2,048

Total	12,324	12,404	12,498	12,549	12,654

International life insurance policy persistency:

Life Planner Operations:
13 months	92.6%	92.8%	93.0%	93.1%	93.0%
25 months	85.5%	85.4%	85.6%	85.6%	86.2%

Gibraltar Life (3):
13 months	92.6%	92.9%	93.2%	93.3%	93.4%
25 months	83.4%	84.0%	84.8%	85.3%	85.5%

Number of Life Planners at end of period:
Japan	3,478	3,528	3,650	3,653	3,776
All other countries	4,031	4,064	3,958	3,898	3,891

Total Life Planners	7,509	7,592	7,608	7,551	7,667

Gibraltar Life Consultants	8,593	8,805	8,781	8,734	8,790

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2016				December 31, 2015
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	289,100	25,567	263,533	66.5%	240,133	23,505	216,628	63.1%
Public, held-to-maturity, at amortized cost	2,017	—	2,017	0.5%	1,834	—	1,834	0.5%
Private, available-for-sale, at fair value	53,937	14,763	39,174	9.9%	50,057	14,290	35,767	10.4%
Private, held-to-maturity, at amortized cost	454	—	454	0.1%	474	—	474	0.1%
Trading account assets supporting insurance liabilities, at fair value	21,828	—	21,828	5.5%	20,522	—	20,522	6.0%
Other trading account assets, at fair value	1,842	297	1,545	0.4%	1,849	288	1,561	0.5%
Equity securities, available-for-sale, at fair value	9,752	2,458	7,294	1.8%	9,263	2,726	6,537	1.9%
Commercial mortgage and other loans, at book value	51,652	9,650	42,002	10.6%	50,257	9,771	40,486	11.8%
Policy loans, at outstanding balance	12,031	4,696	7,335	1.8%	11,657	4,790	6,867	2.0%
Other long-term investments (1)	10,354	3,036	7,318	1.8%	9,470	2,921	6,549	1.9%
Short-term investments	5,221	680	4,541	1.1%	7,717	1,467	6,250	1.8%

Subtotal (2)	458,188	61,147	397,041	100.0%	403,233	59,758	343,475	100.0%

Invested assets of other entities and operations (3)	7,583	—	7,583		13,959	—	13,959

Total investments	465,771	61,147	404,624		417,192	59,758	357,434

Fixed Maturities by Credit Quality (2):

	September 30, 2016					December 31, 2015
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	189,748	37,312	386	226,674	85.2%	166,400	21,997	1,271	187,126	85.6%
2	28,715	3,255	234	31,736	11.9%	24,238	2,260	1,044	25,454	11.6%

Subtotal - High or Highest Quality Securities	218,463	40,567	620	258,410	97.1%	190,638	24,257	2,315	212,580	97.2%

3	5,125	279	139	5,265	2.0%	3,870	320	149	4,041	1.8%
4	1,851	129	85	1,895	0.7%	1,591	142	59	1,674	0.8%
5	123	26	4	145	0.1%	176	67	3	240	0.1%
6	254	28	1	281	0.1%	199	11	1	209	0.1%

Subtotal - Other Securities	7,353	462	229	7,586	2.9%	5,836	540	212	6,164	2.8%

Total	225,816	41,029	849	265,996	100.0%	196,474	24,797	2,527	218,744	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	11,119	922	66	11,975	30.2%	10,950	786	174	11,562	31.9%
2	21,126	1,612	335	22,403	56.5%	19,493	1,438	501	20,430	56.3%

Subtotal - High or Highest Quality Securities	32,245	2,534	401	34,378	86.7%	30,443	2,224	675	31,992	88.2%

3	3,464	148	76	3,536	8.9%	3,215	88	143	3,160	8.7%
4	962	32	37	957	2.4%	741	8	41	708	2.0%
5	544	20	50	514	1.3%	239	11	9	241	0.7%
6	247	46	11	282	0.7%	168	9	3	174	0.4%

Subtotal - Other Securities	5,217	246	174	5,289	13.3%	4,363	116	196	4,283	11.8%

Total	37,462	2,780	575	39,667	100.0%	34,806	2,340	871	36,275	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2016 and December 31, 2015, 718 securities with amortized cost of $3,205 million (fair value $3,342 million) and 938 securities with amortized cost of $4,253 million (fair value $4,325 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	September 30, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	136,017	78.8%	109,257	77.6%
Public, held-to-maturity, at amortized cost	2,017	1.2%	1,834	1.3%
Private, available-for-sale, at fair value	11,568	6.7%	9,747	6.9%
Private, held-to-maturity, at amortized cost	454	0.3%	474	0.3%
Trading account assets supporting insurance liabilities, at fair value	2,283	1.3%	2,020	1.4%
Other trading account assets, at fair value	470	0.3%	647	0.5%
Equity securities, available-for-sale, at fair value	2,816	1.6%	2,660	1.9%
Commercial mortgage and other loans, at book value	11,446	6.6%	9,756	6.9%
Policy loans, at outstanding balance	2,581	1.5%	2,208	1.6%
Other long-term investments (3)	2,677	1.5%	1,742	1.3%
Short-term investments	389	0.2%	417	0.3%

Total	172,718	100.0%	140,762	100.0%

	September 30, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	127,516	56.8%	107,371	53.0%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	27,606	12.3%	26,020	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,545	8.7%	18,502	9.1%
Other trading account assets, at fair value	1,075	0.5%	914	0.4%
Equity securities, available-for-sale, at fair value	4,478	2.0%	3,877	1.9%
Commercial mortgage and other loans, at book value	30,556	13.6%	30,730	15.2%
Policy loans, at outstanding balance	4,754	2.1%	4,659	2.3%
Other long-term investments (3)	4,641	2.1%	4,807	2.4%
Short-term investments	4,152	1.9%	5,833	2.9%

Total	224,323	100.0%	202,713	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.86%	2,437	304	3.96%	2,214	293
Equity securities	6.10%	82	44	5.94%	72	(36)
Commercial mortgage and other loans	4.19%	378	(7)	4.47%	378	(14)
Policy loans	4.93%	89	—	4.97%	84	—
Short-term investments and cash equivalents	0.63%	33	—	0.22%	10	—
Other investments	8.65%	185	315	7.10%	150	1,313

Gross investment income before investment expenses	3.89%	3,204	656	3.96%	2,908	1,556
Investment expenses	-0.14%	(106)	—	-0.15%	(98)	—

Subtotal	3.75%	3,098	656	3.81%	2,810	1,556

Investment results of other entities and operations (3)		273	4		259	49
Less, investment income related to adjusted operating income reconciling items		(79)			(54)

Total		3,292	660		3,015	1,605

	Nine Months Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.92%	7,058	646	4.02%	6,648	956
Equity securities	6.19%	239	19	5.91%	208	42
Commercial mortgage and other loans	4.31%	1,139	1	4.48%	1,094	(3)
Policy loans	4.95%	259	—	4.98%	250	—
Short-term investments and cash equivalents	0.59%	87	1	0.21%	27	1
Other investments	4.90%	307	3,168	6.47%	408	2,446

Gross investment income before investment expenses	3.86%	9,089	3,835	3.98%	8,635	3,442
Investment expenses	-0.14%	(309)	—	-0.15%	(288)	—

Subtotal	3.72%	8,780	3,835	3.83%	8,347	3,442

Investment results of other entities and operations (3)		799	32		814	115
Less, investment income related to adjusted operating income reconciling items		(183)			(167)

Total		9,396	3,867		8,994	3,557

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.04%	898	244	3.22%	797	257
Equity securities	5.19%	22	53	5.33%	19	13
Commercial mortgage and other loans	4.17%	115	—	4.38%	99	(3)
Policy loans	3.99%	26	—	3.89%	21	—
Short-term investments and cash equivalents	0.52%	2	—	0.28%	1	—
Other investments (2)	3.41%	25	324	3.56%	24	249

Gross investment income before investment expenses	3.17%	1,088	621	3.33%	961	516
Investment expenses	-0.12%	(43)	—	-0.14%	(40)	—

Total	3.05%	1,045	621	3.19%	921	516

	Nine Months Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.10%	2,576	712	3.24%	2,397	854
Equity securities	4.75%	56	60	4.90%	53	46
Commercial mortgage and other loans	4.25%	329	7	4.49%	290	3
Policy loans	3.96%	71	—	3.89%	62	—
Short-term investments and cash equivalents	0.64%	6	—	0.25%	3	—
Other investments (2)	4.65%	99	1,215	5.87%	112	29

Gross investment income before investment expenses	3.25%	3,137	1,994	3.39%	2,917	932
Investment expenses	-0.12%	(122)	—	-0.14%	(121)	—

Total	3.13%	3,015	1,994	3.25%	2,796	932

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.57%	1,539	60	4.56%	1,417	36
Equity securities	6.51%	60	(9)	6.21%	53	(49)
Commercial mortgage and other loans	4.20%	263	(7)	4.51%	279	(11)
Policy loans	5.44%	63	—	5.48%	63	—
Short-term investments and cash equivalents	0.64%	31	—	0.22%	9	—
Other investments	11.33%	160	(9)	8.74%	126	1,064

Gross investment income before investment expenses	4.41%	2,116	35	4.38%	1,947	1,040
Investment expenses	-0.15%	(63)	—	-0.16%	(58)	—

Total	4.26%	2,053	35	4.22%	1,889	1,040

	Nine Months Ended September 30
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.61%	4,482	(66)	4.65%	4,251	102
Equity securities	6.83%	183	(41)	6.36%	155	(4)
Commercial mortgage and other loans	4.33%	810	(6)	4.48%	804	(6)
Policy loans	5.46%	188	—	5.50%	188	—
Short-term investments and cash equivalents	0.58%	81	1	0.21%	24	1
Other investments	5.02%	208	1,953	6.73%	296	2,417

Gross investment income before investment expenses	4.28%	5,952	1,841	4.37%	5,718	2,510
Investment expenses	-0.16%	(187)	—	-0.16%	(167)	—

Total	4.12%	5,765	1,841	4.21%	5,551	2,510

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Third Quarter 2016					Third Quarter 2015
	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	(67)	(20)	(49)	(3)	139	—	43	11	22	(76)
Charge for potential contract cancellations	—	—	—	—	—	(3)	15	—	10	(28)
Total of above items	(67)	(20)	(49)	(3)	139	(3)	58	11	32	(104)
Reported amount	38	72	84	523		319	154	106	163
Amount excluding impact of items indicated above	105	92	133	526		322	96	95	131

Retirement:
Costs relating to legal matters	—	—	—	34	(34)	—	—	—	—	—
Reserve refinements	—	—	—	—	—	—	(20)	—	—	20
Total of above items	—	—	—	34	(34)	—	(20)	—	—	—
Reported amount	—	—	—	296		—	1,062	—	—
Amount excluding impact of items indicated above	—	—	—	262		—	1,082	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2016								Three Months Ended September 30, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	8,934	—	—	—	598	103	—	9,635	5,273	—	—	—	609	103	—	5,985
Policy charges and fee income	1,559	(19)	—	—	—	—	—	1,540	1,552	72	—	—	—	—	—	1,624
Net investment income	3,292	(8)	—	—	702	87	—	4,073	3,015	—	—	—	672	54	—	3,741
Realized investment gains (losses), net	115	529	—	—	153	16	—	813	244	1,326	—	—	95	35	—	1,700
Asset management fees, commissions and other income	1,150	(298)	37	—	28	3	(20)	900	994	(209)	(228)	—	(8)	(2)	2	549

Total revenues	15,050	204	37	—	1,481	209	(20)	16,961	11,078	1,189	(228)	—	1,368	190	2	13,599

Benefits and Expenses:

Insurance and annuity benefits	9,254	33	—	—	1,307	130	—	10,724	5,640	103	—	—	1,110	162	—	7,015
Interest credited to policyholders’ account balances	932	(140)	—	(1)	34	(1)	—	824	915	149	—	(258)	34	—	—	840
Interest expense	314	—	—	—	1	1	—	316	339	—	—	—	—	1	—	340
Deferral of acquisition costs	(731)	—	—	—	—	—	—	(731)	(650)	—	—	—	—	—	—	(650)
Amortization of acquisition costs	444	(339)	—	—	10	—	—	115	509	404	—	—	9	—	—	922
General and administrative expenses	3,279	1	—	—	98	23	(3)	3,398	2,862	95	—	—	107	19	—	3,083

Total benefits and expenses	13,492	(445)	—	(1)	1,450	153	(3)	14,646	9,615	751	—	(258)	1,260	182	—	11,550

	Nine Months Ended September 30, 2016								Nine Months Ended September 30, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	20,657	—	—	—	1,913	297	—	22,867	17,968	—	—	—	1,945	301	—	20,214
Policy charges and fee income	4,358	57	—	—	—	—	—	4,415	4,489	(7)	—	—	—	—	—	4,482
Net investment income	9,396	(23)	—	—	1,953	206	—	11,532	8,994	—	—	—	2,020	167	—	11,181
Realized investment gains (losses), net	427	3,346	—	—	260	94	—	4,127	702	2,801	—	—	633	54	—	4,190
Asset management fees, commissions and other income	3,316	(880)	361	—	30	5	(44)	2,788	3,232	(82)	(365)	—	14	1	(4)	2,796

Total revenues	38,154	2,500	361	—	4,156	602	(44)	45,729	35,385	2,712	(365)	—	4,612	523	(4)	42,863

Benefits and Expenses:

Insurance and annuity benefits	22,051	305	—	—	3,794	458	—	26,608	18,781	51	—	—	4,014	478	—	23,324
Interest credited to policyholders’ account balances	2,753	53	—	262	101	(1)	—	3,168	2,706	238	—	(295)	101	(1)	—	2,749
Interest expense	996	—	—	—	2	2	—	1,000	980	—	—	—	—	2	—	982
Deferral of acquisition costs	(2,134)	—	—	—	—	—	—	(2,134)	(1,961)	—	—	—	—	—	—	(1,961)
Amortization of acquisition costs	1,204	511	—	—	29	—	—	1,744	1,188	630	—	—	28	—	—	1,846
General and administrative expenses	9,344	284	—	—	304	67	(44)	9,955	8,642	18	—	—	331	70	(64)	8,997

Total benefits and expenses	34,214	1,153	—	262	4,230	526	(44)	40,341	30,336	937	—	(295)	4,474	549	(64)	35,937

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2015								Three Months Ended March 31, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	7,495	—	—	—	724	88	—	8,307	5,577	—	—	—	622	98	—	6,297
Policy charges and fee income	1,514	(24)	—	—	—	—	—	1,490	1,511	88	—	—	—	—	—	1,599
Net investment income	2,964	1	—	—	633	50	—	3,648	3,017	(7)	—	—	612	48	—	3,670
Realized investment gains (losses), net	185	(527)	—	—	200	(23)	—	(165)	174	1,758	—	—	(98)	47	—	1,881
Asset management fees, commissions and other income	1,087	65	(159)	—	(9)	—	(8)	976	1,013	(333)	216	—	(7)	1	(8)	882

Total revenues	13,245	(485)	(159)	—	1,548	115	(8)	14,256	11,292	1,506	216	—	1,129	194	(8)	14,329

Benefits and Expenses:

Insurance and annuity benefits	7,917	(12)	—	—	1,481	129	—	9,515	5,984	119	—	—	1,054	140	—	7,297
Interest credited to policyholders’ account balances	879	(47)	—	(138)	34	2	—	730	907	216	—	130	33	—	—	1,286
Interest expense	322	—	—	—	1	1	—	324	325	—	—	—	1	1	—	327
Deferral of acquisition costs	(691)	—	—	—	—	—	—	(691)	(685)	—	—	—	—	—	—	(685)
Amortization of acquisition costs	443	(178)	—	—	9	—	—	274	479	712	—	—	11	—	—	1,202
General and administrative expenses	3,193	(52)	—	—	103	23	(6)	3,261	2,957	121	—	—	103	22	(33)	3,170

Total benefits and expenses	12,063	(289)	—	(138)	1,628	155	(6)	13,413	9,967	1,168	—	130	1,202	163	(33)	12,597

	Three Months Ended June 30, 2016
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	6,146	—	—	—	693	96	—	6,935
Policy charges and fee income	1,288	(12)	—	—	—	—	—	1,276
Net investment income	3,087	(8)	—	—	639	71	—	3,789
Realized investment gains (losses), net	138	1,059	—	—	205	31	—	1,433
Asset management fees, commissions and other income	1,153	(249)	108	—	9	1	(16)	1,006

Total revenues	11,812	790	108	—	1,546	199	(16)	14,439

Benefits and Expenses:

Insurance and annuity benefits	6,813	153	—	—	1,433	188	—	8,587
Interest credited to policyholders’ account balances	914	(23)	—	133	34	—	—	1,058
Interest expense	357	—	—	—	—	—	—	357
Deferral of acquisition costs	(718)	—	—	—	—	—	—	(718)
Amortization of acquisition costs	281	138	—	—	8	—	—	427
General and administrative expenses	3,108	162	—	—	103	22	(8)	3,387

Total benefits and expenses	10,755	430	—	133	1,578	210	(8)	13,098

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2016

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 2, 2016

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of November 2, 2016

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.